                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Southwest Bancorporation of Texas, Inc. (the "Company"), does hereby certify that:

         1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Dated November 5, 2002
                            /s/ Randall E. Meyer
                            --------------------------------
                            Randall E. Meyer.
                            Executive Vice President and Chief Financial Officer